UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549


                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 30, 1996


                   TRIARC COMPANIES, INC.
             -----------------------------------
     (Exact Name of Registrant as Specified in Charter)


           DELAWARE            1-2207         38-0471180
          ---------          --------         ----------
       (State or other      (Commission      (IRS Employer
       jurisdiction of     File Number)   Identification No.)
       incorporation)


                   900 Third Avenue
                  New York, New York               10022
      ------------------------------------------ ---------
       (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (212)230-3000





        --------------------------------
      (Former Name or Former Address, if
          Changed Since Last Report)

Item 5.  Other Events


     Triarc Companies, Inc. (the "Registrant" or the "Parent Company" or, together with its subsidiaries, the "Company") is filing herewith
(a) a Parent Company only pro forma condensed balance sheet as of March 31, 1996 adjusted for (i) the previously reported April 29, 1996 sale of the textile business of Graniteville Company ("Graniteville"), a wholly-owned subsidiary of the Company, other than the stock of C.H. Patrick & Co., Inc. ("Patrick"), Graniteville's wholly-owned subsidiary, and certain other excluded assets and liabilities (the "Textile Business") including the related payment of all of the debt of the Textile Business and the cancellation of intercompany balances with Graniteville and (ii) a $35,000,000 distribution to the Parent Company from the proceeds of a refinancing of Patrick, as if both transactions had occurred as of March 31, 1996, and (b) Parent Company only historical statements of income and cash flows for the three months ended March 31, 1996. The pro forma adjustments to the pro forma balance sheet are described in the accompanying notes to the pro forma condensed balance sheet which should be read in conjunction with such statement. Such pro forma condensed balance sheet should also be read in conjunction with the Registrant's audited consolidated and Parent Company financial statements appearing in its Form 10-K for the year ended December 31, 1995. The pro forma condensed balance sheet does not purport to be indicative of the actual financial position of the Parent Company had such transactions actually been consummated on March 31, 1996 or of the future financial position of the Parent Company. Certain information under this caption constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.

     The Company presently intends to disclose this financial information in an amendment to a registration statement on Form S-1 (the "Amended Form S-1") to be filed with the Securities and Exchange Commission by National Propane Partners, L.P. (the "Partnership"), a partnership organized to acquire, own and operate the Company's propane business. This Form 8-K is being filed to make such information available to the shareholders of the Registrant prior to its disclosure in the Amended Form S-1.

                              TRIARC COMPANIES, INC. (PARENT COMPANY ONLY)
                                    PRO FORMA CONDENSED BALANCE SHEET
                                             March 31, 1996
                                               (Unaudited)


                                                                         Pro Forma
                                                         Historical     Adjustments      Pro Forma
                                                         ----------    ------------     ----------
                                                                      (In thousands)

                   ASSETS
Current assets:
   Cash and cash equivalents                           $    16,724    $    38,646  (a)  $    90,370
                                                                           35,000  (f)
   Restricted cash and equivalents                             625            --                625
   Receivables                                               2,636            --              2,636
   Due from subsidiaries                                    29,135         (2,503) (e)       26,632
   Deferred income tax benefit                               4,264            --              4,264
   Prepaid expenses and other current assets                   254            --                254
                                                      ------------   ------------      ------------
       Total current assets                                 53,638         71,143           124,781
Notes receivable from subsidiaries                          26,300            --             26,300
Investment in consolidated subsidiaries, at equity         209,624        (17,748) (a)       25,331
                                                                           (7,790) (b)
                                                                           (7,326) (c)
                                                                         (116,429) (e)
                                                                          (35,000) (f)
Deferred income tax benefit                                 15,964        (15,964) (d)          --
Investments and other assets                                 9,010            --              9,010
                                                       -----------   ------------      ------------
                                                       $   314,536    $  (129,114)      $   185,422
                                                      ============   ============      ============

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current portion of long-term debt                   $     5,274    $       --        $     5,274
   Accounts payable                                            791            --                791
   Due to subsidiaries                                      13,868         (6,531) (e)        7,337
   Accrued expenses                                         19,798         20,898  (a)       22,424
                                                                          (18,272) (d)
                                                      ------------   ------------      ------------
       Total current liabilities                            39,731         (3,905)           35,826
Notes payable to subsidiaries                              219,850       (112,401) (e)      107,449
Long-term debt                                              32,423            --             32,423
Deferred income taxes                                          --           2,308  (d)        2,308
Other liabilities                                            1,734            --              1,734
Stockholders' equity                                        20,798         (7,790) (b)        5,682
                                                                           (7,326) (c)
                                                      ------------   ------------      ------------
                                                       $   314,536    $  (129,114)      $   185,422
                                                      ============   ============      ============

   (a) To reflect the receipt by the Parent Company of the proceeds from the sale of the Textile Business which, as of March 31, 1996, would have amounted to $38,646,000 representing net proceeds from the sale of the Textile Business of $251,379,000 ($257,629,000 cash proceeds less the payment of estimated expenses related to the transaction of $6,250,000) less debt of the Textile Business repaid ($207,110,000 as of March 31, 1996) and related prepayment penalties ($5,623,000). Such cash was transferred to Triarc as a tax sharing payment for the income tax liability related to the sale of the Textile Business ($20,898,000) and an intercompany advance ($17,748,000) which was then cancelled, thereby reducing the "Investment in consolidated subsidiaries, at equity".

   (b) To reflect the equity in the loss on the sale of the Textile Business which as of March 31, 1996 would have amounted to $7,790,000. Due to changes in the balances of assets and liabilities sold or assumed through the April 29, 1996 closing date, the actual impact of the sale will differ from the $38,646,000 net proceeds and the $7,790,000 loss above. Based on current estimates and subject to post-closing adjustments, the impact of the sale as of the April 29, 1996 closing date is expected to result from breakeven to a loss of less than the $7,790,000.

   (c) To reflect the equity in an extraordinary charge for the early extinguishment of the debt of the Textile Business which as of March 31, 1996 would have amounted to $7,326,000.

   (d) To reclassify the deferred income tax benefit as a result of the utilization of a portion of the net operating loss carryforwards of the Parent Company ($18,272,000), the benefit of which had been previously recorded in "Deferred income tax benefit".

   (e) To reflect the cancellation of the notes payable to Graniteville ($112,401,000 as of March 31, 1996) and amounts due to and from Graniteville ($6,531,000 and $2,503,000, respectively, as of March 31,
1996) in connection with the sale of the Textile Business.

   (f) To reflect the receipt of a $35,000,000 advance from Graniteville Company which occurred on May 16, 1996 from a portion of the proceeds of borrowings under a new $50,00,000 Patrick bank credit facility entered into on such date which were in turn dividended to Graniteville Company. The advance to the Parent Company was then cancelled, thereby reducing the "Investment in consolidated subsidiaries, at equity".

                              TRIARC COMPANIES, INC. (PARENT COMPANY ONLY)
                                      CONDENSED STATEMENT OF INCOME
                                For the Three Months Ended March 31, 1996
                                               (Unaudited)


                                                                                         Historical
                                                                                         ----------
                                                                                        (In thousands
                                                                                              except
                                                                                          per share
                                                                                              amounts)
Income and (expenses):
   Equity in income of subsidiaries before equity in extraordinary charge of a
      subsidiary                                                                        $      2,997
   Interest expense                                                                           (2,131)
   Other income                                                                                  362
                                                                                        --------------
     Income from continuing operations before income taxes                                     1,228
Benefit from income taxes                                                                        557
                                                                                        --------------
     Income before equity in extraordinary charge of a subsidiary                              1,785
Equity in extraordinary charge of a subsidiary                                                (1,387)
                                                                                        --------------
     Net income                                                                         $        398
                                                                                        ==============

Income (loss) per share:
   Income before equity in extraordinary charge of a subsidiary                         $        .06
   Extraordinary charge                                                                         (.05)
                                                                                      --------------
     Net income                                                                         $        .01
                                                                                      ==============

                              TRIARC COMPANIES, INC. (PARENT COMPANY ONLY)
                                   CONDENSED STATEMENTS OF CASH FLOWS
                                For The Three Months Ended March 31, 1996
                                               (Unaudited)

                                                                                    Historical
                                                                                    -----------
                                                                                  (In thousands)
Cash flows from operating activities:
   Net income                                                                       $        398
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Equity in income of subsidiaries before equity in extraordinary charge of a subsidiary(2,997)
     Equity in extraordinary charge of a subsidiary                                        1,387
     Payments of facilities relocation and corporate restructuring                          (673)
     Change in due from/to subsidiaries and other affiliates                                (130)
     Other, net                                                                            1,222
     Changes in operating assets and liabilities:
       Decrease in receivables                                                             1,928
       Decrease in restricted cash                                                        22,760
       Decrease in prepaid expenses and other current assets                                  65
       Decrease in accounts payable and accrued expenses                                  (2,399)
                                                                                    --------------
          Net cash provided by operating activities                                       21,561
                                                                                    --------------

Cash flows from investing activities:
   Loan to a subsidiary                                                                   (7,925)
   Capital expenditures                                                                      (12)
                                                                                    --------------
          Net cash used in investing activities                                           (7,937)
                                                                                    --------------

Cash flows from financing activities:
   Repayment of notes payable to subsidiaries                                             (9,450)
                                                                                    --------------
       Net cash used in financing activities                                              (9,450)
                                                                                    --------------

Net increase in cash and cash equivalents                                                  4,174
Cash and cash equivalents at beginning of period                                          12,550
                                                                                    --------------
Cash and cash equivalents at end of period                                          $     16,724
                                                                                    ==============

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                              TRIARC COMPANIES, INC.



Date:  May 30, 1996           By: /S/ JOSEPH A. LEVATO
                              -----------------------------
                              Joseph A. Levato
                              Executive Vice President
                              and Chief Financial Officer